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                                                                   Exhibit 10.27

                               FIRST AMENDMENT TO
                        LIMITED PARTNERSHIP AGREEMENT OF
                       FELDMAN LUBERT ADLER HARRISBURG LP


         This First Amendment to the Limited Partnership Agreement (the "Partnership Agreement") of FELDMAN LUBERT ADLER HARRISBURG LP (the "Partnership") is made effective the 1st day of October 2003, by FELDMAN HARRISBURG GENERAL PARTNER, INC., as the general partner (the "General Partner"), FELDMAN HARRISBURG LIMITED PARTNERSHIP, LP, LUBERT-ADLER REAL ESTATE FUND III, L.P., LUBERT-ADLER REAL ESTATE PARALLEL FUND III, L.P., LUBERT-ADLER CAPITAL REAL ESTATE FUND III, L.P. and LUBERT-ADLER REAL ESTATE EQUITY FUND III, L.P. (each such Lubert-Adler entity a "Fund III Partner" and, collectively, the "Fund III Partners") and LUBERT-ADLER REAL ESTATE FUND IV, L.P., LUBERT-ADLER REAL ESTATE PARALLEL FUND IV, L.P. and LUBERT-ADLER CAPITAL REAL ESTATE FUND IV, L.P. (each a "Fund IV Partner" and, collectively, the "Fund IV Partners").

         WHEREAS, the Fund III Partners collectively have transferred 20% of their Interests to the Fund IV Partners;

         WHEREAS, the parties hereto desire to admit the Fund IV Partners as substitute Limited Partners and to amend and restate Exhibit A to the Partnership Agreement; and

         WHEREAS, the parties hereto desire that all other terms and provisions of the Partnership Agreement remain in full force and effect.

         NOW, THEREFORE, upon the terms and conditions set forth herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         All capitalized terms not otherwise defined herein shall have the meanings as set forth in the Partnership Agreement.

         1. The Fund IV Partners are hereby admitted to the Partnership as substitute Limited Partners and shall have the Percentage Interests set forth on the Amended and Restated Schedule A to the Partnership Agreement, attached hereto.

         2. Exhibit A to the Partnership Agreement is hereby amended and restated as set forth on the Amended and Restated Exhibit A, attached hereto.

         3. Fund IV Partners hereby:

                  (a) acknowledge that they have collectively assumed the Fund III Partners' collective obligations under the Partnership Agreement with respect to the Interests transferred and accruing from and after the effective date of the transfers; and

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                  (b) acknowledge that they have read the provisions of the
Partnership Agreement and intend to be legally bound as Partners by all terms and conditions of the Partnership Agreement and any amendments or modifications thereof.

         4. The parties hereto agree that all references to "Fund III Partners" in the Partnership Agreement shall include Fund IV Partners to the extent of the Interests transferred.

         5. With respect to Section 14.3 (Notices) of the Partnership Agreement, notices for a Fund IV Partner should be sent to:

                                    435 Devon Park Drive
                                    Building 500
                                    Wayne, PA  19087
                                    Attn.:  Dean S. Adler

                           With a copy to:

                                    Askot & Weiner, LLP
                                    The Belgravia Building, Suite 210
                                    1811 Chestnut Street
                                    Philadelphia, PA  19103
                                    Attn.:  Stuart Askot, Esq.

         6. The parties hereto agree that the Fund IV Partners shall be deemed to have executed a counterpart to the Partnership Agreement by executing this Agreement.

         7. All other terms and provisions contained in the Partnership Agreement are hereby ratified and shall remain in full force and effect.

         8. This First Amendment to the Partnership Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the conflict of laws principles thereof.

         9. This First Amendment to the Partnership Agreement may be executed in any number of counterparts, each of which together shall be deemed to be an original as against any party whose signature appears thereon, and all of such shall together constitute one and the same instrument.



                                       2

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         IN WITNESS WHEREOF, the parties have executed this First Amendment to the Partnership Agreement the day and year first written above.

                                       FELDMAN HARRISBURG GENERAL PARTNER
                                       INC., a Pennsylvania corporation


                                       By: /s/ Lawrence Feldman
                                           -----------------------------------
                                           Lawrence Feldman
                                           President

                                       FELDMAN HARRISBURG LIMITED
                                       PARTNERSHIP, LP, a Pennsylvania limited
                                       partnership

                                       By: FELDMAN HARRISBURG GENERAL
                                           PARTNER INC., a Pennsylvania
                                           corporation


                                           By: /s/ Lawrence Feldman
                                               -------------------------------
                                               Lawrence Feldman
                                               President

                                       LUBERT-ADLER REAL ESTATE FUND III, L.P.

                                       By: Lubert-Adler Group III, L.P.,
                                           its General Partner

                                           By: Lubert-Adler Group III, LLC,
                                               its General Partner


                                               By: /s/ Lawrence Feldman
                                                   --------------------------
                                                   Name:
                                                   Title:


                                       3

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                                       LUBERT-ADLER REAL ESTATE PARALLEL
                                       FUND III, L.P.

                                       By: Lubert-Adler Group III, L.P.,
                                           its General Partner

                                           By: Lubert-Adler Group III, LLC,
                                               its General Partner


                                               By: /s/ Howard E. Lubert
                                                   --------------------------

                                                   Name:  Howard E. Lubert
                                                   Title: President

                                       LUBERT-ADLER CAPITAL REAL ESTATE
                                       FUND III, L.P.

                                       By: Lubert-Adler Group III, L.P.,
                                           its General Partner

                                           By: Lubert-Adler Group III, LLC,
                                               its General Partner


                                               By: /s/ Howard E. Lubert
                                                   --------------------------

                                                   Name:  Howard E. Lubert
                                                   Title: President

                                       LUBERT-ADLER REAL ESTATE EQUITY
                                       FUND III, L.P.

                                       By: Lubert-Adler Group III, L.P.,
                                           its General Partner

                                           By: Lubert-Adler Group III, LLC,
                                               its General Partner


                                               By: /s/ Howard E. Lubert
                                                   --------------------------

                                                   Name:  Howard E. Lubert
                                                   Title: President



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                                       LUBERT-ADLER REAL ESTATE FUND IV, L.P.

                                       By: Lubert-Adler Group IV, L.P.,
                                           its General Partner

                                           By: Lubert-Adler Group IV, LLC,
                                               its General Partner


                                               By: /s/ Howard E. Lubert
                                                   --------------------------

                                                   Name:  Howard E. Lubert
                                                   Title: President

                                       LUBERT-ADLER REAL ESTATE PARALLEL
                                       FUND IV, L.P.

                                       By: Lubert-Adler Group IV, L.P.,
                                           its General Partner

                                           By: Lubert-Adler Group IV, LLC,
                                               its General Partner


                                               By: /s/ Howard E. Lubert
                                                   --------------------------

                                                   Name:  Howard E. Lubert
                                                   Title: President

                                       LUBERT-ADLER CAPITAL REAL ESTATE
                                       FUND IV, L.P.

                                       By: Lubert-Adler Group IV, L.P.,
                                           its General Partner

                                           By: Lubert-Adler Group IV, LLC,
                                               its General Partner


                                               By: /s/ Howard E. Lubert
                                                   --------------------------

                                                   Name:  Howard E. Lubert
                                                   Title: President



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                              AMENDED AND RESTATED
                                    EXHIBIT A

                                    PARTNERS

NAME AND ADDRESS                                            PERCENTAGE INTEREST
----------------                                            -------------------
Feldman Harrisburg General Partner Inc.                               1.000000%
12 Augusta Lane
Manhasset, New York 11030

Lubert-Adler Real Estate Fund III, L.P.                             58.923360%
435 Devon Park Drive
Building 500
Wayne, PA  19087

Lubert-Adler Real Estate Parallel Fund III, L.P.                     1.326888%
435 Devon Park Drive
Building 500
Wayne, PA  19087

Lubert-Adler Capital Real Estate Fund III, L.P.                      8.703504%
435 Devon Park Drive
Building 500
Wayne, PA  19087

Lubert-Adler Real Estate Equity Fund III, L.P.                       3.046248%
435 Devon Park Drive
Building 500
Wayne, PA  19087

Lubert-Adler Real Estate Fund IV, L.P.                              15.840000%
435 Devon Park Drive
Building 500
Wayne, PA  19087

Lubert-Adler Real Estate Parallel Fund IV, L.P.                      0.360000%
435 Devon Park Drive
Building 500
Wayne, PA  19087

Lubert-Adler Capital Real Estate Fund IV, L.P.                       1.800000%
435 Devon Park Drive
Building 500
Wayne, PA  19087

Feldman Harrisburg Limited Partnership, LP                           9.000000%
12 Augusta Lane
Manhasset, New York 11030
                                                                   ------------
         Total                                                     100.000000%
                                                                   ============